UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 17, 2000
                                                 --------------


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the Home Equity Asset Backed Trust 2000-1, Home Equity Asset Backed Certificates, Series 2000-1)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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            (Exact name of registrant as specified in its charter)



         Delaware                  333-15685                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)



1285 Avenue of the Americas, New York, New York                     10019
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   --------------




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        (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      99.1                                      Structural Term
                                                Sheets, Collateral Term
                                                Sheets and Computational
                                                Materials prepared by
                                                PaineWebber Incorporated in
                                                connection with Home Equity
                                                Asset Backed Trust 2000-1,
                                                Home Equity Asset Backed
                                                Certificates, Series 2000-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAINEWEBBER MORTGAGE ACCEPTANCE
                                      CORPORATION IV


May 18, 2000

                                      By: /s/ Barbara J. Dawson
                                         -------------------------
                                          Barbara J. Dawson
                                          Senior Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------
99.1                      Structural Term Sheets,                      E
                          Collateral Term Sheets and
                          Computational Materials
                          prepared by PaineWebber
                          Incorporated in connection
                          with Home Equity Asset
                          Backed Trust 2000-1, Home
                          Equity Asset Backed
                          Certificates, Series 2000-1